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                                                               EXHIBIT 23.2

                 CONSENT OF INDEPENDENT RESERVE ENGINEERS

   We hereby consent to all references to Coutret and Associates, Inc. and/or the reports prepared by Coutret and Associates, Inc. in this Registration Statement on Form S-1 and to the reference to our firm as experts in the Registration Statement on Form S-1.

                                          /s/ Robert M. McGowen
                                          -------------------------------------

                                          Robert M. McGowen

                                          Coutret and Associates, Inc.

December 4, 2000